EXHIBIT 10.2.30(a)

Executive Severance Agreement




--------------------------------------------------------------------------------
                             First Amendment to the
                    Executive Severance Agreement for [NAME]


WHEREAS, you entered into the Executive Severance Agreement as of July 15, 1999 (the Agreement) with Charming Shoppes, Inc. (the "Company"); and

WHEREAS, pursuant to Section 10.4 of the Agreement, no provision of the Agreement may be modified unless such modification is signed by you and a member of the Compensation Committee of the Board of Directors (as such terms are defined in the Agreement); and

WHEREAS, the Company wishes to amend the Agreement so that any excise taxes incurred under the Agreement will be grossed-up rather than capped as currently drafted.

NOW THEREFORE, intending to be legally bound hereby, and for other good and valuable consideration, the Company and the Executive agree as follows:

     1. Article 5 of the Agreement is hereby amended and restated in its entirety as follows:

     "Article 5 Excise Tax Treatment

     5.1 Excise Tax Equalization Payment. In the event a Change in Control occurs and the Executive becomes entitled to any benefits or payments under this Agreement, or any other plan, arrangement, or agreement with the Company (the "Total Payments"), and such benefits or payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount to be retained by the Executive after deduction of any Excise Tax upon the Total Payments and any Federal, state and local income tax and Excise Tax upon the Gross-Up Payment provided for by this Section
     5.1 (including FICA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the effective date of termination, but in no event beyond thirty
     (30) days from such date, or in the event Excise Tax is due without regard to a termination, within thirty (30) days of the due date for payment of such Excise Tax.

     5.2 Tax Computation. In determining the potential impact of the Excise Tax, the Company may rely on any advice it deems appropriate, including, but not limited to, the counsel of its independent auditors. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise
     Tax:

          (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's advisors, including, but not limited to, its independent auditors, any portion of the Total Payments do not constitute parachute payments by reason of Section 280G(b)(4)(A)-(B) of the Code or are otherwise not subject to the Excise Tax;

          (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause
     (a) above); and

          (c) The value of any noncash benefits or any deferred or accumulated payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

     5.3 Subsequent Recalculation. In the event the Internal Revenue Service proposes to increase the amount of Excise Tax payable by the Executive in excess of the computation of the Company under Section 5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee; provided, however, that the Executive follow the procedures set forth in this Section 5.3.

     The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the later of either: (i) the date the Executive has actual knowledge of such claim, or (ii) ten (10) days after the Internal Revenue Service issues to the Executive either a written report proposing imposition of the Excise Tax or a statutory notice of deficiency with respect thereto, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

     (a) Give the Company any information reasonably requested by the Company relating to such claim;

     (b) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

     (c) Cooperate with the Company in good faith in order effectively to contest such claim; and

     (d) Permit the Company to participate in any proceedings relating to such claims.

     Provided, however, that the Company shall directly bear and pay all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 5.3, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such claim.

     If the Company does not notify the Executive in writing prior to the expiration of such thirty (30) day period that it desires to contest such claim, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee, all as contemplated by this Section 5.3.

     If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Article 5.3, the Executive receives a refund with respect to such claim due to an overpayment of Excise Tax, including interest and penalties with respect thereto, the Executive shall (subject to the Company's complying with the requirements of this Section 5.3) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto)."

     2. Section 10.4 of the Agreement is hereby amended and restated in its entirety as follows:

          "10.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is approved by the Committee and agreed to in writing and signed by the Executive and by an authorized officer of the Company, or by the respective parties' legal representatives and successors."

     3. The Agreement is hereby amended by adding new Section 10.8 as follows:

          "l0.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart hereof."


     IN WITNESS WHEREOF, the parties have executed this Agreement this 6th day of February, 2003.

                                            CHARMING SHOPPES, INC.



                                            ------------------------------
                                            Anthony A. DeSabato
                                            Executive Vice President


                                            EXECUTIVE:



                                            ------------------------------
                                            [NAME]

                                                             EXHIBIT 10.2.30(b)

Executive Severance Agreement




--------------------------------------------------------------------------------
                             First Amendment to the
                    Executive Severance Agreement for [NAME]


WHEREAS, you entered into the Executive Severance Agreement as of July 15, 1999 (the Agreement) with Charming Shoppes, Inc. (the "Company"); and

WHEREAS, pursuant to Section 10.4 of the Agreement, no provision of the Agreement may be modified unless such modification is signed by you and a member of the Compensation Committee of the Board of Directors (as such terms are defined in the Agreement);

WHEREAS, the Company wishes to amend the Agreement to clarify the proper treatment of the split-dollar life insurance benefit in the event that the Executive is entitled to Severance Benefits under the Agreement; and

WHEREAS, the Company wishes to amend the Agreement so that any excise taxes incurred under the Agreement will be grossed-up rather than capped as currently drafted.

NOW THEREFORE, intending to be legally bound hereby, and for other good and valuable consideration, the Company and the Executive agree as follows:

     1. Section 3.3(f) of the Agreement is hereby amended and restated in its entirety as follows:

          "(f) With regard to the Amended and Restated Collateral Assignment of Split-Dollar Insurance Agreement between the Company and the Executive or the Executive's designated Trust dated March 15, 2000, as the same may be amended from time to time (the "Split-Dollar Agreement"), under which the Executive is insured, the Corporation acknowledges that the provisions of Article VII(b)(ii) of the Split-Dollar Agreement shall apply if the Executive is entitled to Severance Benefits pursuant to this Agreement. "

     2. Article 5 of the Agreement is hereby amended and restated in its entirety as follows:

          "Article 5 Excise Tax Treatment

          5.1 Excise Tax Equalization Payment. In the event a Change in Control occurs and the Executive becomes entitled to any benefits or payments under this Agreement, or any other plan, arrangement, or agreement with the Company (the "Total Payments"), and such benefits or payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount to be retained by the Executive after deduction of any Excise Tax upon the Total Payments and any Federal, state and local income tax and Excise Tax upon the Gross-Up Payment provided for by this Section 5.1 (including FICA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the effective date of termination, but in no event beyond thirty (30) days from such date, or in the event Excise Tax is due without regard to a termination, within thirty (30) days of the due date for payment of such Excise Tax.

          5.2 Tax Computation. In determining the potential impact of the Excise Tax, the Company may rely on any advice it deems appropriate, including, but not limited to, the counsel of its independent auditors. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise Tax:

               (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's advisors, including, but not limited to, its independent auditors, any portion of the Total Payments do not constitute parachute payments by reason of Section 280G(b)(4)(A)-(B) of the Code or are otherwise not subject to the Excise Tax;

               (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (a) above); and

               (c) The value of any noncash benefits or any deferred or accumulated payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

          For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

          5.3 Subsequent Recalculation. In the event the Internal Revenue Service proposes to increase the amount of Excise Tax payable by the Executive in excess of the computation of the Company under Section
          5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee; provided, however, that the Executive follow the procedures set forth in this Section 5.3.

          The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the later of either: (i) the date the Executive has actual knowledge of such claim, or (ii) ten (10) days after the Internal Revenue Service issues to the Executive either a written report proposing imposition of the Excise Tax or a statutory notice of deficiency with respect thereto, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (a) Give the Company any information reasonably requested by the Company relating to such claim;

          (b) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

          (c) Cooperate with the Company in good faith in order effectively to contest such claim; and

          (d) Permit the Company to participate in any proceedings relating to such claims.

          Provided, however, that the Company shall directly bear and pay all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 5.3, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such claim.

          If the Company does not notify the Executive in writing prior to the expiration of such thirty (30) day period that it desires to contest such claim, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee, all as contemplated by this
          Section 5.3.

          If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Article 5.3, the Executive receives a refund with respect to such claim due to an overpayment of Excise Tax, including interest and penalties with respect thereto, the Executive shall (subject to the Company's complying with the requirements of this Section 5.3) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto)."

     3. Section 10.4 of the Agreement is hereby amended and restated in its entirety as follows:

          "10.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is approved by the Committee and agreed to in writing and signed by the Executive and by an authorized officer of the Company, or by the respective parties' legal representatives and successors."

     4. The Agreement is hereby amended by adding new Section 10.8 as follows:

          "l0.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart hereof."

     IN WITNESS WHEREOF, the parties have executed this Agreement this 6th day of February, 2003.

                                       CHARMING SHOPPES, INC.



                                       ------------------------------
                                       Anthony A. DeSabato
                                       Executive Vice President


                                       EXECUTIVE:



                                       ------------------------------
                                       [NAME]